SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                           January 21, 1997
                   (Date of earliest event reported)



                       HOMESTAKE MINING COMPANY
        (exact name of Registrant as specified in its charter)


Delaware                       1-8732                 94108-2788
(State or other                (Commission            (I.R.S. Employer
jurisdiction of                File Number)           Identification No.)
Incorporation or
organization)

650 California Street                                 94108-2788
San Francisco, California                             (Zip Code)

(Address of principal
executive office)

  Registrant's telephone number, including area code: (415) 981-8150




               Exhibit index is on page 4 of this filing

Item 5.  Other Events

          On January 21, 1997, Homestake Mining Company ("Homestake") issued a press release announcing that its pending acquisition of Santa Fe Pacific Gold Corporation has cleared government antitrust review. The waiting period under the Hart-Scott-Rodino Antitrust
Improvements Act has expired without a request for additional information. A copy of the text of Homestake's press release is attached as Exhibit 20(a) and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

     20(a)     Text of Press Release dated January 21, 1997, issued by
               Homestake.



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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HOMESTAKE MINING COMPANY,



                                   By: /s/ WAYNE KIRK
                                       -----------------
                                       Name:  Wayne Kirk
                                       Title: Vice President,
                                              General Counsel and
                                              Corporate Secretary

DATED: January 21, 1997

                             EXHIBIT INDEX


Exhibit 20(a) Text of Press Release dated Januray 21, 1997, issued by Homestake.









                             Page 4 of 4